Exhibit 10.1

EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) is entered into as of June 26, 2020 (the “Eighth Amendment Effective Date”), by and among DENBURY RESOURCES INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”), the Letter of Credit Issuer, the Swingline Lender, and the Lenders party hereto.
RECITALS
WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Eighth Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Eighth Amendment to, among other things, (i) evidence the reaffirmation of the Borrowing Base of $615,000,000 as set forth in Section 2 hereof and (ii) amend certain provisions of the Credit Agreement as more specifically provided for herein, in each case, effective as of the Eighth Amendment Effective Date.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Lenders party hereto hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction or waiver of the condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Aggregate Specified Letter of Credit Amount” shall mean, at any time with respect to all issued and outstanding Letters of Credit at such time, an amount equal to the sum of:
(a) the aggregate Stated Amount of all outstanding Letters of Credit in effect at such time; plus
(b) without duplication of the amounts set forth in the foregoing clause (a), the aggregate principal amount of all Unpaid Drawings in respect of all Letters of Credit in respect of which the Letter of Credit Issuer has not been reimbursed by Loans pursuant to Section 3.4(a);
provided that the Aggregate Specified Letter of Credit Amount shall in no event exceed the lesser of (i) the Letter of Credit Commitment and (ii) $100,000,000.
“BHC Act Affiliate” shall mean, as to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.
“Covered Entity” shall mean any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning given to such term in Section 13.28.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Eighth Amendment” shall mean that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of the Eighth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” shall mean June 26, 2020.
“Fall 2020 Scheduled Redetermination” shall mean the Scheduled Redetermination of the Borrowing Base scheduled for November 1, 2020.
“Fall 2020 Scheduled Redetermination Date” shall mean the date that the Fall 2020 Scheduled Redetermination is effectuated and the applicable New Borrowing Base Notice is sent to the Borrower and the Lenders in accordance with Section 2.14(d).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning given to such term in Section 13.28.
“Specified Amount” shall mean the sum of (i) $275,000,000 plus (ii) the Aggregate Specified Letter of Credit Amount at such time.
“Specified Houston Surface Acreage” shall mean certain surface acreage in the Houston area as more specifically described on Exhibit A attached to the Eighth Amendment.
“Specified Loan Limit Modifications” shall have the meaning provided in Section 1.11.
“Supported QFC” has the meaning given to such term in Section 13.28.
“Unused Commitment” shall mean, at any time, (a) the Total Commitment at such time minus (b) the aggregate Total Exposure of the Lenders at such time.
“U.S. Special Resolution Regimes” has the meaning given to such term in Section 13.28.
1.2Restatement of Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Guarantee, the Security Documents, any Intercreditor Agreement and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.
“Loan Limit” shall mean, at any time, the least of (a) the Maximum Aggregate Amount, (b) the Total Commitments at such time, (c) the Borrowing Base at such time (including as it may be reduced pursuant to Section 2.14(f)) and (d) solely during the period from and including June 1, 2020 through and including the Fall 2020 Scheduled Redetermination Date, the Specified Amount.
1.3Amendments to Section 1 of the Credit Agreement. Section 1 of the Credit Agreement is hereby amended by adding new Sections 1.10 and 1.11 immediately following Section 1.9 of the Credit Agreement, which new Sections 1.10 and 1.11 shall read in full as follows:

1.10    Divisions.    For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Stock at such time.
1.11    Specified Loan Limit Modifications.    Notwithstanding anything to the contrary in Section 13.1, without the written consent of the Required Lenders, (a) the definition of “Specified Amount” may not be removed or otherwise amended, restated, replaced, supplemented, waived, or modified if the effect of such amendment, restatement, replacement, supplement, waiver, or modification would result in an increase of the Specified Amount (or any component thereof, except that the Letter of Credit Commitment may be increased in accordance with the definition thereof) as in effect on the Eighth Amendment Effective Date, (b) clause (d) of the definition of “Loan Limit” may not be removed or otherwise amended, restated, replaced, supplemented, waived, or modified if the effect of such amendment, restatement, replacement, supplement, waiver, or modification to such clause (d) would either (i) result in an increase to the Loan Limit as in effect on the Eighth Amendment Effective Date or (ii) shorten the applicable time period therein as in effect on the Eighth Amendment Effective Date (the foregoing removals, amendments, restatements, replacements, supplements, waivers or modifications in clauses (a) and (b), collectively, the “Specified Loan Limit Modifications”), (c) the definition of “Loan Limit” may not be replaced, and no term with similar effect may be added in its place, if the effect of such replacement would have the same effect as the Specified Loan Limit Modifications, and (d) this Section 1.11 may not be removed or otherwise amended, restated, replaced, supplemented, waived, or modified. For the avoidance of doubt, upon the Fall 2020 Scheduled Redetermination Date, clause (d) of the definition of “Loan Limit” shall be of no further force and effect without any additional vote or action by the Lenders.

1.4Amendment of References to “Available Commitment”. The definitions of “Commitment Fee Rate” and “Consolidated Current Assets” contained in Section 1.1 of the Credit Agreement and Sections 4.1, 10.6(h) and 10.7(a)(i)(C) of the Credit Agreement are each hereby amended by replacing each reference to “Available Commitment” appearing therein with a reference to “Unused Commitment”.

1.5Amendment to Section 5.2 of the Credit Agreement. Section 5.2 of the Credit Agreement is hereby amended by adding a new clause (f) immediately after clause (e) therein to read in full as follows:

(f)    Other Mandatory Prepayment. If on any Business Day, other than as a result of an adjustment to the Borrowing Base pursuant to Section 2.14(b), Section 2.14(e) or Section 9.14(c) or termination or reduction of the Commitments pursuant to Section 4.2(a), the aggregate Total Exposure of all of the Lenders exceeds the Loan Limit then in effect, the Borrower shall prepay the Borrowings on or before the third Business Day following such date in an amount equal to such excess. Each prepayment of Borrowings pursuant to this Section 5.2(f) shall be applied in accordance with Section 5.2(c). Prepayments pursuant to this Section 5.2(f) shall be accompanied by accrued interest to the extent required by Section 2.8.
1.6Amendment to Section 10.3 of the Credit Agreement. The first sentence of Section 10.3 of the Credit Agreement is hereby amended by adding a reference to “division,” immediately before the first reference to “merger” therein.

1.7Amendment to Section 10.4 of the Credit Agreement. Section 10.4 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in this Section 10.4, during the period from and including June 1, 2020 through and including the Fall 2020 Scheduled Redetermination Date, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, (x) make any Disposition of any of its property, business or assets (including receivables and leasehold interests), (y) sell any Stock or Stock Equivalents of any Restricted Subsidiary, or (z) unwind, terminate or create any off-setting positions in respect of any Hedge Agreement, other than (A) (1) Dispositions made in reliance on clauses (a), (d), (e), (h), (j) and (n) of this Section 10.4 and (2) Dispositions or Hedge Terminations made in reliance on clauses (b), (f), (g), (l) and (m) of this Section 10.4 so long as such Dispositions or Hedge Terminations made pursuant to this clause (2) do not exceed $15,000,000 in the aggregate and (B) in addition to the Dispositions permitted pursuant to clause (A), Dispositions of the Specified Houston Surface Acreage so long as (1) any such Disposition is for Fair Market Value, (2) 100% of the consideration received in respect of any such Disposition shall be cash, and (3) no Event of Default or Borrowing Base Deficiency then exists or would exist as a result thereof.
1.8Amendment to Section 10.5 of the Credit Agreement. Section 10.5 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in this Section 10.5, during the period from and including June 1, 2020 through and including the Fall 2020 Scheduled Redetermination Date, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any new Investments other than (x) Investments made in reliance on clauses (a), (b) (with respect to Permitted Investments only), (d), (e), (f), (i), (j), (k), (l), (m), (n), (o), (r), (s), (t), (u)(i) and (u)(ii) of this Section 10.5 and (y) Investments made in reliance on clauses (b) (with respect to Permitted Acquisitions only), (c), (h) and (q) of this Section 10.5 so long as such Investments made pursuant to this clause (y) do not exceed $15,000,000 in the aggregate.
1.9Amendment to Section 10.6 of the Credit Agreement. Section 10.6 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in this Section 10.6, during the period from and including June 1, 2020 through and including the Fall 2020 Scheduled Redetermination Date, the Borrower will not make any Restricted

Payments other than (x) Restricted Payments made in reliance on clauses (a), (c), (f) and (j) of this Section 10.6 and (y) Restricted Payments made in reliance on clauses (b) and (e) of this Section 10.6 so long as such Restricted Payments made pursuant to this clause (y) do not exceed $5,000,000 in the aggregate.
1.10Amendments to Section 10.7 of the Credit Agreement. Section 10.7 of the Credit Agreement is hereby amended by:

(a)adding the following sentence at the end of clause (a) therein:

Notwithstanding anything to the contrary in this Section 10.7(a), during the period from and including June 1, 2020 through and including the Fall 2020 Scheduled Redetermination Date, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, exchange, prepay, repurchase or redeem or otherwise defease (x) any Senior Subordinated Notes or Permitted Additional Debt, except in reliance on clauses (a)(i)(A)(3) and (a)(i)(B) above or (y) any Permitted Junior Lien Debt, except in reliance on clauses (a)(ii)(A)(3) and (a)(ii)(B) above.
(b)replacing each reference to the word “Restricted Subsidiaries” in clause (d) therein with “Guarantors”.

1.11Amendment to Section 12 of the Credit Agreement. Section 12 of the Credit Agreement is hereby amended by adding a new Section 12.15 immediately following Section 12.14 of the Credit Agreement, which new Section 12.15 shall read in full as follows:

12.15    Credit Bidding. Each of the Secured Parties hereby irrevocably authorizes the Administrative Agent, at the direction of the Majority Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and, in such manner, purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Majority Lenders on a ratable basis (with the Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Majority Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Majority Lenders contained in Section 13.1 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that the Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of the Obligations assigned to the acquisition vehicle exceeds the amount of the Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.
1.12Amendment to Section 13 of the Credit Agreement. Section 13 of the Credit Agreement is hereby amended by adding a new Section 13.28 immediately following Section 13.27 of the Credit Agreement, which new Section 13.28 shall read in full as follows:

13.28    Acknowledgement Regarding Any Supported QFCs.    To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
Section 2.Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Lenders party hereto hereby agree that the Borrowing Base of $615,000,000 is hereby reaffirmed, and the Borrowing Base shall remain at $615,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 2 shall be deemed to be the Scheduled Redetermination scheduled for on or about May 1, 2020 for purposes of Section 2.14 of the Credit Agreement.

Section 3.Condition Precedent to Eighth Amendment. The amendments to the Credit Agreement contained in Section 1 hereof and the reaffirmation of the Borrowing Base set forth in Section 2 shall each be effective on the Eighth Amendment Effective Date, subject to the satisfaction (or waiver) of the Administrative Agent having received (a) counterparts hereof duly executed by an Authorized Officer of the Borrower and the Guarantors and (b) executed counterparts of the Administrative Agent and the Lenders constituting the Required Lenders.

Each Lender, by delivering its signature page to this Eighth Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Eighth Amendment and each other document, agreement and/or instrument or other matter required to be approved by Lenders on the Eighth Amendment Effective Date. The Administrative Agent is hereby authorized and directed to declare the amendments in Section 1 hereof to be effective on the date it confirms to the Borrower in writing that the foregoing conditions have been met to the reasonable satisfaction of Administrative Agent (or the waiver of such conditions as permitted hereby). Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement for all purposes.
Section 4.Representations and Warranties. To induce the Lenders and Administrative Agent to enter into this Eighth Amendment, each Credit Party hereby represents and warrants to Lenders and Administrative Agent as follows as of the Eighth Amendment Effective Date:

4.1Reaffirm Existing Representations and Warranties. Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Credit Documents to which it is a party is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Eighth Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

4.2Due Authorization. The execution, delivery and performance by such Credit Party of this Eighth Amendment are within such Credit Party’s corporate, limited liability, limited partnership or other organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

4.3Validity and Enforceability. This Eighth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4No Defense. (a) Borrower acknowledges that Borrower has no defense to Borrower’s obligation to pay the Obligations when due, and (b) each Credit Party acknowledges that such Credit Party has no defense to the validity, enforceability or binding effect against such Credit Party of any of the Credit Documents to which it is a party or any Liens intended to be created thereby.

Section 5.Miscellaneous.

5.1.No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

5.2.Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect as amended and modified hereby. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations nor limit or impair any guarantees of any Guarantor under the Credit Documents, each of which are hereby ratified, affirmed and extended to secure the Obligations.

5.3.Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Eighth Amendment and all related documents.

5.4.Parties in Interest. All of the terms and provisions of this Eighth Amendment shall bind and inure to the benefit of the parties to the Credit Agreement and the other Credit Documents and their respective successors and assigns.

5.5.Counterparts. This Eighth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Eighth Amendment until Borrower, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.

5.6.Complete Agreement. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.7.Headings. The headings, captions and arrangements used in this Eighth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eighth Amendment, nor affect the meaning thereof.

5.8.Governing Law. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.9.Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.10.Release. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS EIGHTH AMENDMENT, EACH CREDIT PARTY HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER PARTY HERETO, THE SWINGLINE LENDER, THE LETTER OF CREDIT ISSUER, ANY OF THEIR AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”) FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, IN EACH CASE, SOLELY ARISING OUT OF OR FROM OR RELATED TO ANY OF THE CREDIT DOCUMENTS, WHICH ANY CREDIT PARTY NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION 5.10 IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY ANY CREDIT PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER MADE BY ANY CREDIT PARTY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers effective as of the Eighth Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Eighth Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS LLC
PLAIN ENERGY HOLDINGS, LLC
DENBURY BROOKHAVEN PIPELINE, LLC
DENBURY GREEN PIPELINE-NORTH DAKOTA, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

DENBURY BROOKHAVEN PIPELINE PARTNERSHIP, LP

By:	Denbury Brookhaven Pipeline, LLC, its general partner

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender, Letter of Credit Issuer, and a Lender

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Director

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Edward Markham
Name:	Edward Markham
Title:	Director

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Amy G. Josephson
Name:	Amy G. Josephson
Title:	Authorized Signatory

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ Lesley B. Higginbotham
Name:	Lesley B. Higginbotham
Title:	Vice President

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Lauren Gutterman
Name:	Lauren Gutterman
Title:	Vice President

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

TRUIST BANK (as successor by merger to SunTrust Bank),
as a Lender

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	Senior Vice President

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dale Conder
Name:	Dale Conder
Title:	Senior Vice President

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ David K. Gaskell
Name:	David K. Gaskell
Title:	Authorized Signer

Signature Page
Eighth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

EXHIBIT A

[OMITTED]

Exhibit A